Exhibit 10.3

Amendment 1 to Loan Agreement

This Agreement (the "Agreement ") is made and entered into as of February 25, 2019, to change the terms and conditions (Repayment date) of the Loan Agreement (the “Existing Loan Agreement”) made by DASAN and DNS on March 27, 2018 for KRW6,500,000,000, and the parties will faithfully carry out the contents of the agreement.

“DASAN” (Lender)

Company name:	DASAN Networks, Inc.

Representative:	CEO Nam Min Woo

Address:	10F Dasan Tower, 49, Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

“DNS” (Borrower)

Company name:	DASAN Network Solutions, Inc.

Representative:	CEO Daniel Won

Address:	9F Dasan Tower, 49, Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

Article 1 【Basic conditions】

Among the basic terms and conditions of the Existing Loan Agreement signed on March 27, 2018, the repayment date shall be amended to May 27, 2022 from June 27, 2019.

Article  2 【 Extension of the term】

“DASAN” and “DNS” may amend the terms and conditions of the Existing Loan Agreement anytime and by mutual consent.

Article 3 【Others】

Any other provision of the Existing Loan Agreement shall not be affected by the Agreement, except the Repayment date and Interest rate set forth in the Article 1.

In order to prove the fact of this Agreement, two copies of the Agreement shall be prepared with the name and signature of each party or agent legally authorized to perform the act, and retained by DASAN and DNS respectively.

February 25, 2019

“DASAN” Lender

/s/ NAM MIN WOO

DASAN Networks, Inc.

Representative, CEO Nam Min Woo

10F Dasan Tower, 49, Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea

“DNS” Borrower

/s/ DANIEL WON

DASAN Network Solutions, Inc.

Representative, CEO Daniel Won

9F Dasan Tower, 49, Daewang Pangyo-ro 644 beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Korea